PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment
Property and equipment consisted of the following:

	As of December 31,
	2017	2018
	RMB	RMB

Buildings	127,914	128,050
Capital lease of property	12,000	12,000
Motor vehicles	4,054	4,783
Office and computer equipment	69,804	67,555
Leasehold improvements	72,542	80,339
Sub-total	286,314	292,727
Less: accumulated depreciation	(117,891)	(126,794)
Total	168,423	165,933